APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND AIMCO PROPERTIES, L.P.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
This pro forma financial information combines the pro forma condensed consolidated financial statements, and notes thereto, of Apartment Investment and Management Company, or Aimco, and AIMCO Properties, L.P., or the Aimco Operating Partnership. Where it is important to distinguish between the two entities, we refer to them specifically. Otherwise, references to “we,” “us” or “our” mean, collectively, Aimco, the Aimco Operating Partnership and their consolidated entities.
On July 25, 2018, we sold our Asset Management business and four affordable apartment communities, or the Hunters Point communities, to Related Companies, or Related for a gross sales price of $590 million.
The accompanying pro forma condensed consolidated financial statements have been prepared to reflect the effect of the sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed, and are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission, or the SEC. The pro forma condensed consolidated statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017 are based on our historical consolidated statements of operations, and give effect to the sale as if it had occurred on January 1, 2017. The pro forma condensed consolidated balance sheets as of March 31, 2018 are based on our consolidated balance sheets on that date and give effect to the sale as if it occurred on March 31, 2018. The pro forma financial information excludes the effect of our acquisition of four apartment communities located in Philadelphia and all other transactions that occurred subsequent to March 31, 2018.
The pro forma condensed consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The pro forma adjustments made in the compilation of the pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions, that we consider reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The pro forma financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.
The pro forma financial information should be read in conjunction with our audited consolidated financial statements and notes thereto included in the our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 1, 2018.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of March 31, 2018
(In thousands, except share data)
(Unaudited)

	As Reported (A)	Effect of Sale (B)		Use of Proceeds (C)	Pro Forma
ASSETS
Real estate, net	5,514,330	(52,964)	(B1)	—	5,461,366
Cash and cash equivalents	51,894	505,944	(B2)	(328,635)	229,203
Restricted cash	38,999	(2,006)	(B1)	—	36,993
Other assets	371,152	(34,337)	(B3)	—	336,815
Assets of partnerships served by Asset Management business:
Real estate, net	220,408	(220,408)	(B1)	—	—
Cash and cash equivalents	18,374	(18,374)	(B1)	—	—
Restricted cash	29,764	(29,764)	(B1)	—	—
Other assets	10,369	(10,369)	(B1)	—	—
Total assets	$6,255,290	$137,722		$(328,635)	$6,064,377

LIABILITIES AND EQUITY
Non-recourse property debt secured by Real Estate communities, net	$3,700,979	$(68,484)	(B4)	$—	$3,632,495
Term loan, net	249,729	—		(249,729)	—
Revolving credit facility borrowings	78,635	—		(78,635)	—
Total indebtedness associated with Real Estate portfolio	4,029,343	(68,484)		(328,364)	3,632,495
Accrued liabilities and other	207,202	(1,973)		—	205,229
Liabilities of partnerships served by Asset Management business:
Non-recourse property debt, net	225,502	(225,502)	(B1)	—	—
Accrued liabilities and other	17,404	(17,404)	(B1)	—	—
Deferred income	11,814	(11,814)	(B1)	—	—
Total liabilities	4,491,265	(325,177)		(328,364)	3,837,724
Preferred noncontrolling interests in Aimco Operating Partnership	101,378	—		—	101,378

Equity:
Perpetual Preferred Stock	125,000	—		—	125,000
Common Stock, $0.01 par value, 500,787,260 shares authorized, 157,326,117 shares issued/outstanding at March 31, 2018	1,573	—		—	1,573
Additional paid-in capital	3,885,279	—		—	3,885,279
Accumulated other comprehensive income	3,544	—		—	3,544
Distributions in excess of earnings	(2,345,206)	442,531	(B5)	(259)	(1,902,934)
Total Aimco equity	1,670,190	442,531		(259)	2,112,462
Noncontrolling interests in consolidated real estate partnerships	(2,755)	—		—	(2,755)
Common noncontrolling interests in Aimco Operating Partnership	(4,788)	20,368	(B5)	(12)	15,568
Total equity	1,662,647	462,899		(271)	2,125,275
Total liabilities and equity	$6,255,290	$137,722		$(328,635)	$6,064,377

AIMCO PROPERTIES, L.P.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of March 31, 2018
(In thousands)
(Unaudited)

	As Reported (A)	Effect of Sale (B)		Use of Proceeds (C)	Pro Forma
ASSETS
Real estate, net	5,514,330	(52,964)	(B1)	—	5,461,366
Cash and cash equivalents	51,894	505,944	(B2)	(328,635)	229,203
Restricted cash	38,999	(2,006)	(B1)	—	36,993
Other assets	371,152	(34,337)	(B3)	—	336,815
Assets of partnerships served by Asset Management business:
Real estate, net	220,408	(220,408)	(B1)	—	—
Cash and cash equivalents	18,374	(18,374)	(B1)	—	—
Restricted cash	29,764	(29,764)	(B1)	—	—
Other assets	10,369	(10,369)	(B1)	—	—
Total assets	$6,255,290	$137,722		$(328,635)	$6,064,377

LIABILITIES AND EQUITY
Non-recourse property debt secured by Real Estate communities, net	$3,700,979	$(68,484)	(B4)	$—	$3,632,495
Term loan, net	249,729	—		(249,729)	—
Revolving credit facility borrowings	78,635	—		(78,635)	—
Total indebtedness associated with Real Estate portfolio	4,029,343	(68,484)		(328,364)	3,632,495
Accrued liabilities and other	207,202	(1,973)		—	205,229
Liabilities of partnerships served by Asset Management business:
Non-recourse property debt, net	225,502	(225,502)	(B1)	—	—
Accrued liabilities and other	17,404	(17,404)	(B1)	—	—
Deferred income	11,814	(11,814)	(B1)	—	—
Total liabilities	4,491,265	(325,177)		(328,364)	3,837,724
Redeemable preferred units	101,378	—		—	101,378

Partners’ capital:
Preferred units	125,000	—		—	125,000
General Partner and Special Limited Partner	1,545,190	442,531	(B5)	(259)	1,987,462
Limited Partners	(4,788)	20,368	(B5)	(12)	15,568
Partners’ capital attributable to the Aimco Operating Partnership	1,665,402	462,899		(271)	2,128,030
Noncontrolling interests in consolidated real estate partnerships	(2,755)	—		—	(2,755)
Total partners’ capital	1,662,647	462,899		(271)	2,125,275
Total liabilities and partners’ capital	$6,255,290	$137,722		$(328,635)	$6,064,377

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months ended March 31, 2018
(In thousands, except per share data)
(Unaudited)

	As Reported (D)	Amounts Related to Sale (E)		Other (F)	Pro Forma
REVENUES
Rental and other property revenues attributable to Real Estate	$225,393	$(4,764)		$—	$220,629
Rental and other property revenues of partnerships served by Asset Management business	18,808	(18,808)		—	—
Tax credit and transaction revenues	3,519	(1,874)		—	1,645
Total revenues	247,720	(25,446)		—	222,274

OPERATING EXPENSES
Property operating expenses attributable to Real Estate	78,287	(1,453)		—	76,834
Property operating expenses of partnerships served by Asset Management business	9,195	(9,195)		—	—
Depreciation and amortization	92,548	(7,753)		—	84,795
General and administrative and other expenses, net	14,313	(772)	(E1)	—	13,541
Total operating expenses	194,343	(19,173)		—	175,170
Operating income	53,377	(6,273)		—	47,104
Interest income (expense) and other, net	(45,399)	3,627		2,383	(39,389)
Income before income taxes and gain on dispositions	7,978	(2,646)		2,383	7,715
Income tax benefit	37,388	(33,247)		—	4,141
Income before gain on dispositions	45,366	(35,893)		2,383	11,856
Gain (loss) on dispositions of real estate, inclusive of related income tax	50,324	—		—	50,324
Net income	95,690	(35,893)		2,383	62,180
Noncontrolling interests:
Net income attributable to noncontrolling interests in consolidated real estate partnerships	(6,206)	—		—	(6,206)
Net income attributable to preferred noncontrolling interests in Aimco Operating Partnership	(1,937)	—		—	(1,937)
Net income attributable to common noncontrolling interests in Aimco Operating Partnership	(3,755)	1,579		(105)	(2,281)
Net income attributable to noncontrolling interests	(11,898)	1,579		(105)	(10,424)
Net income attributable to Aimco	83,792	$(34,314)		$2,278	$51,756
Net income attributable to Aimco preferred stockholders	(2,148)	—		—	(2,148)
Net income attributable to participating securities	(119)	28		(3)	(94)
Net income attributable to Aimco common stockholders	$81,525	$(34,286)		$2,275	$49,514

Net income attributable to Aimco per common share – basic and diluted	$0.52				$0.32

Weighted average common shares outstanding – basic	156,609				156,609
Weighted average common shares outstanding – diluted	156,740				156,740

AIMCO PROPERTIES, L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months ended March 31, 2018
(In thousands, except per unit data)
(Unaudited)

	As Reported (D)	Amounts Related to Sale (E)		Other (F)	Pro Forma
REVENUES
Rental and other property revenues attributable to Real Estate	$225,393	$(4,764)		$—	$220,629
Rental and other property revenues of partnerships served by Asset Management business	18,808	(18,808)		—	—
Tax credit and transaction revenues	3,519	(1,874)		—	1,645
Total revenues	247,720	(25,446)		—	222,274

OPERATING EXPENSES
Property operating expenses attributable to Real Estate	78,287	(1,453)		—	76,834
Property operating expenses of partnerships served by Asset Management business	9,195	(9,195)		—	—
Depreciation and amortization	92,548	(7,753)		—	84,795
General and administrative and other expenses, net	14,313	(772)	(E1)	—	13,541
Total operating expenses	194,343	(19,173)		—	175,170
Operating income	53,377	(6,273)		—	47,104
Interest income (expense) and other, net	(45,399)	3,627		2,383	(39,389)
Income before income taxes and gain on dispositions	7,978	(2,646)		2,383	7,715
Income tax benefit	37,388	(33,247)		—	4,141
Income before gain on dispositions	45,366	(35,893)		2,383	11,856
Gain (loss) on dispositions of real estate, inclusive of related income tax	50,324	—		—	50,324
Net income	95,690	(35,893)		2,383	62,180
Net income attributable to noncontrolling interests in consolidated real estate partnerships	(6,206)	—		—	(6,206)
Net income attributable to the Aimco Operating Partnership	89,484	(35,893)		2,383	55,974
Net income attributable to the Aimco Operating Partnership’s preferred unitholders	(4,085)	—		—	(4,085)
Net income attributable to participating securities	(125)	31		(3)	(97)
Net income attributable to the Aimco Operating Partnership’s common unitholders	$85,274	$(35,862)		$2,380	$51,792

Net income attributable to the Aimco Operating Partnership per common unit – basic and diluted	$0.52				$0.32

Weighted average common units outstanding – basic	163,825				163,825
Weighted average common units outstanding – diluted	163,959				163,959

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2017
(In thousands, except per share data)
(Unaudited)

	As Reported (D)	Amounts Related to Sale (E)		Other (F)	Pro Forma
REVENUES:
Rental and other property revenues attributable to Real Estate	$918,148	$(18,666)		$—	$899,482
Rental and other property revenues of partnerships served by Asset Management business	74,046	(74,046)		—	—
Tax credit and transaction revenues	13,243	(10,695)		—	2,548
Total revenues	1,005,437	(103,407)		—	902,030
OPERATING EXPENSES:
Property operating expenses attributable to Real Estate	318,939	(5,743)		—	313,196
Property operating expenses of partnerships served by Asset Management business	35,440	(35,440)		—	—
Depreciation and amortization	366,184	(30,278)		—	335,906
General and administrative and other expenses, net	55,010	(3,267)	(E1)	—	51,743
Provision for real estate impairment loss	35,881	—		—	35,881
Total operating expenses	811,454	(74,728)		—	736,726
Operating income	193,983	(28,679)		—	165,304
Interest income (expense) and other, net	(178,589)	13,909		8,849	(155,831)
Income (loss) before income taxes and gain on dispositions	15,394	(14,770)		8,849	9,473
Income tax benefit	32,126	1,596		—	33,722
Income before gain on dispositions	47,520	(13,174)		8,849	43,195
Gain on dispositions of real estate, net of tax	299,559	—		—	299,559
Net income	347,079	(13,174)		8,849	342,754
Noncontrolling interests:
Net income attributable to noncontrolling interests in consolidated real estate partnerships	(9,084)	—		—	(9,084)
Net income attributable to preferred noncontrolling interests in Aimco Operating Partnership	(7,764)	—		—	(7,764)
Net income attributable to common noncontrolling interests in Aimco Operating Partnership	(14,457)	603		(405)	(14,259)
Net income attributable to noncontrolling interests	(31,305)	603		(405)	(31,107)
Net income attributable to Aimco	315,774	(12,571)		8,444	311,647
Net income attributable to Aimco preferred stockholders	(8,594)	—		—	(8,594)
Net income attributable to participating securities	(319)	13		(9)	(315)
Net income attributable to Aimco common stockholders	$306,861	$(12,558)		$8,435	$302,738

Net income attributable to Aimco per common share – basic	$1.96				$1.94
Net income attributable to Aimco per common share – diluted	$1.96				$1.93

Weighted average common shares outstanding – basic	156,323				156,323
Weighted average common shares outstanding – diluted	156,796				156,796

AIMCO PROPERTIES, L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2017
(In thousands, except per unit data)
(Unaudited)

	As Reported (D)	Amounts Related to Sale (E)		Other (F)	Pro Forma
REVENUES:
Rental and other property revenues attributable to Real Estate	$918,148	$(18,666)		$—	$899,482
Rental and other property revenues of partnerships served by Asset Management business	74,046	(74,046)		—	—
Tax credit and transaction revenues	13,243	(10,695)		—	2,548
Total revenues	1,005,437	(103,407)		—	902,030
OPERATING EXPENSES:
Property operating expenses attributable to Real Estate	318,939	(5,743)		—	313,196
Property operating expenses of partnerships served by Asset Management business	35,440	(35,440)		—	—
Depreciation and amortization	366,184	(30,278)		—	335,906
General and administrative and other expenses, net	55,010	(3,267)	(E1)	—	51,743
Provision for real estate impairment loss	35,881	—		—	35,881
Total operating expenses	811,454	(74,728)		—	736,726
Operating income	193,983	(28,679)		—	165,304
Interest income (expense) and other, net	(178,589)	13,909		8,849	(155,831)
Income (loss) before income taxes and gain on dispositions	15,394	(14,770)		8,849	9,473
Income tax benefit	32,126	1,596		—	33,722
Income before gain on dispositions	47,520	(13,174)		8,849	43,195
Gain on dispositions of real estate, net of tax	299,559	—		—	299,559
Net income	347,079	(13,174)		8,849	342,754
Net income attributable to noncontrolling interests in consolidated real estate partnerships	(9,084)	—		—	(9,084)
Net income attributable to the Aimco Operating Partnership	337,995	(13,174)		8,849	333,670
Net income attributable to the Aimco Operating Partnership’s preferred unitholders	(16,358)	—		—	(16,358)
Net income attributable to participating securities	(337)	14		(9)	(332)
Net income attributable to the Aimco Operating Partnership’s common unitholders	$321,300	$(13,160)		$8,840	$316,980

Net income attributable to the Aimco Operating Partnership per common unit – basic	$1.96				$1.94
Net income attributable to the Aimco Operating Partnership per common unit – diluted	$1.96				$1.93

Weighted average common units outstanding – basic	163,746				163,746
Weighted average common units outstanding – diluted	164,218				164,218

APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND AIMCO PROPERTIES, L.P.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Pro Forma Adjustments

(A)
Reflects our consolidated balance sheet as of March 31, 2018, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the three months ended March 31, 2018.

(B)
The pro forma adjustments represent the elimination of the assets and liabilities related to the partnerships served by our Asset Management business and the Hunters Point communities. These adjustments also include the receipt of proceeds of approximately $512.0 million, net of the payment of certain property-level debt paid at closing of $68.3 million and other transaction costs, which totaled approximately $78.0 million.

(B1)	Represents the assets and liabilities transferred upon sale of our interests in the Asset Management business and the Hunters Point communities.

(B2)	Represents net proceeds we received upon the sale of our interests in the Asset Management business and the Hunters Point communities.

(B3)	Includes reduction of deferred tax asset recognized as a result of an intercompany transfer of assets related to the Asset Management business of $33.6 million.

(B4)	Represents Non-recourse property debt encumbering the Hunters Point communities. This debt was repaid at closing.

(B5)	Represents the estimated gain on sale we would have recognized upon completion of the sale transaction as if the sale occurred as of March 31, 2018, and was calculated as follows:

Sales price	$590,000
Debt associated with the Asset Management business	225,502
Less: Estimated transaction costs and other adjustments (i)	(77,968)
Less: Portfolio basis as of 3/31/2018	(241,044)
Less: Deferred tax asset associated with the Asset Management business	(33,591)
Total estimated gain (ii)	$462,899

(i)	Amount includes payment of property level debt encumbering the Hunters Point communities of $68.3 million, which was paid at closing.

(ii)	We are recording an estimated $469 million gain on sale from this transaction as of July 25, 2018 as a result of additional depreciation expense and changes in the basis from March 31, 2018.

(C)	Represents use of proceeds to repay the principal balance on our revolving credit facility and term loan.

(D)
Reflects our consolidated results of operations for the three months ended March, 31, 2018 and the year ended December 31, 2017, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the three months ended March 31, 2018 and our Annual Report on Form 10-K for the year ended December 31, 2017.

(E)
Represents revenues and expenses of the communities owned by the partnerships served by our Asset Management business and the Hunters Point communities for the three months ended March 31, 2018 and the year ended December 31, 2017.

(E1)
The adjustment to general and administrative expenses relates to compensation of team members who directly supported the Asset Management business and whose employment will end shortly after the sale. In addition to the reduction in costs reflected in the year ended December 31, 2017 pro forma adjustment, we expect additional savings of $1.1 million on an annual basis as a result of planned corporate headcount reductions and cost savings that are indirectly attributable to the sale and, therefore, excluded from the pro forma adjustment.

(F)
Represents an adjustment made to interest expense in connection with the sale. Interest expense represents the reduction of interest expense on our term loan and revolving line of credit, which were repaid with proceeds from the sale, that would have occurred if the sale occurred on January 1, 2017. The adjustment is actual interest incurred during the periods.